KBR Announces Strategic Intent to Spin Off Mission Technology Solutions

September 24, 2025



Forward-Looking Statements

Forward-Looking Statements

Certain statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact, including statements regarding KBR's plans to spin-off its MTS segment; the descriptions of both New KBR and SpinCo following the spin-off; the anticipated timing, structure, benefits and tax treatment of the spin-off transaction; the strategic rationale, projected value creation and growth prospects of each of New KBR and SpinCo operating as standalone, public companies following the spin-off; and KBR's planned changes to its executive leadership team. In addition, there is no assurance that the spin-off will be completed, that KBR's board of directors will continue to pursue the spin-off (even if there are no impediments to completion), that KBR will be able to complete the spin-off or that the spin-off will be the most beneficial alternative considered.

When used in this presentation, words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "future," "intend," "may," "plan," "project," "pursue," "should," or "will," and similar words are intended to identify forward-looking statements. Although these statements are based on management's current expectations and beliefs, forward-looking statements are inherently uncertain and are subject to numerous risks and uncertainties, many of which are beyond KBR's control, that could cause actual results to differ materially from the results expressed or implied by the statements. KBR may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to: uncertainties as to the structure and timing of the spin-off of the MTS segment; the possibility that closing conditions for a spin-off may not be satisfied or waived; the impact of the transaction on the New KBR and SpinCo businesses if the spin-off is completed; the possibility that the spin-off may not qualify for the expected tax treatment; the risk that any consents or approvals required in connection with the spin-off may not be received; the risk that the spin-off may be more difficult, time-consuming or costly than expected; the possibility that KBR may not retain key employees while the spin-off is pending or after it is completed; as well as other factors related to KBR's business, such as uncertainty, delays or reductions in government funding, appropriations and payments, including as a result of continuing resolution funding mechanisms, government shutdowns or changing budget priorities; developments and changes in government laws, regulations and regulatory requirements and policies that may require KBR to pause, delay or abandon new and existing projects; changes in the priorities, focus, authority and budgets of government agencies under the current administration that may impact KBR's existing projects and/or KBR's ability to win new contracts; the ongoing conflict between Russia and Ukraine and volatility and continued unrest in the Middle East and the related impacts on KBR's business; potential adverse economic and market conditions, such as interest rate and currency exchange rate fluctuations, or impacts of newly imposed U.S. tariffs and any additional responsive non-U.S. tariffs or other changes in trade policy, including impact tariffs could have on customer spend; KBR's ability to manage its liquidity; delays, cancellations or reversals of contract awards due to bid protests or legal challenges; the potential adverse outcome of and the publicity surrounding audits and investigations by domestic and foreign government agencies and legislative bodies; changes in capital spending by KBR's customers; KBR's ability to obtain contracts from existing and new customers and perform under those contracts; structural changes in the industries in which KBR operates; escalating costs associated with and the performance of fixed-fee projects and KBR's ability to control its cost under its contracts; claims negotiations and contract disputes with KBR's customers; changes in the demand for or price of oil and/or natural gas; protection of intellectual property rights; compliance with environmental laws; compliance with laws related to income taxes including compliance with the reconciliation bill H.R. 1; unsettled political conditions, war and the effects of terrorism; foreign operations and foreign exchange rates and controls; the development and installation of financial systems; the possibility of cyber and malware attacks; increased competition for employees; the ability to successfully complete and integrate acquisitions; investment decisions by project owners; and operations of joint ventures, including joint ventures that are not controlled by KBR.

For a discussion of other risks and uncertainties, and other important factors, any of which could cause actual results to differ materially from those contained in the forward-looking statements, see the "Risk Factors" section, as well as discussions of potential risks, uncertainties and other important factors, in KBR's most recently filed Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Qs and Current Reports on Form 8-K, and other documents KBR may file from time to time with the U.S. Securities and Exchange Commission. The forward-looking statements included in this presentation represent KBR's views as of the date hereof and should not be relied upon as representing KBR's views as of any date subsequent to the date hereof. Except as required by law, KBR undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. Because not all companies calculate non-GAAP financial measures identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information should not be considered superior to, as a substitute for or as an alternative to the historical financial information of the company, if any, prepared in accordance with GAAP. Please refer to the appendix of this presentation for definitions and a reconciliation of Adj. EBITDA to the nearest GAAP measure.

Results herein are reported on a continuing operations basis and reflect HomeSafe Alliance JV ("HomeSafe") as discontinued operations. Unless otherwise noted, all historical results have been adjusted to reflect HomeSafe as discontinued operations. Refer to Note 17 "Discontinued Operations" in our Form 10-Q for the quarter ended July 4, 2025, for further details.

KBR Announces Strategic Intent to Spin Off Mission Technology Solutions

1

Culmination of decade-long portfolio transformation to focus on differentiated and innovative science, technology, and engineering solutions

2

Will result in two independent, pure play public companies better positioned to unlock meaningful value creation

"New KBR" comprising STS[1]	"SpinCo" comprising MTS[2]

3

Both companies expected to benefit from enhanced strategic focus, operational independence, and financial flexibility

4

Transaction intended to be tax-free to KBR and its shareholders and expected to close mid-to-late 2026

[1] STS: Sustainable Technology Solutions
[2] MTS: Mission Technology Solutions

Pivotal Step Following Decade-Long Portfolio Transformation...

2015: MTS Portfolio Transformation

Revenues: $5.1B


6%
13%
13%
68%
Engineering & Construction
Government Services
Non-Strategic Business
Technology & Consulting

2020: STS Portfolio Transformation

Revenues: $5.8B


26%
5%
68%
Government Solutions
Technology Solutions
Energy Solutions

Going Forward: Spin-off to Create Two Leading Independent, Pure Play Public Companies

Revenues: $8.0B


72%
28%
Mission Technology Solutions
Sustainable Technology Solutions

MTS

TTM Q2'25
Revenues: $5.8B

STS

TTM Q2'25
Revenues: $2.2B

- ✓ Acquired 13 businesses and divested 4 non-core businesses
- ✓ Exited commoditized services (including construction)
- ✓ Strategically shifted away from lump sum turnkey-type contracts
- ✓ Shifted to lower risk profile with more stable and predictable cash flow

$334M 2015 Adj. EBITDA[1] › **$935M** TTM Q2'25 Adj. EBITDA[1] › **180% Growth**

Note: The Company's segment reporting changed effective for FY 2025; trailing twelve-month (TTM) Q2'25 revenues presented give effect to the change in segment reporting.

[1] See Appendix for reconciliation of non-GAAP financial measure to the nearest GAAP measure.

...Unlocking the Next Phase of Value Creation with Clear Strategic, Operational, and Financial Benefits

Strategic

- **Enhanced strategic and management focus** with greater alignment in company purpose and incentives
- **Increased end market focus,** prioritized commercial resources, and sharpened go-to-market approaches

Operational

- **Enhanced organizational agility**, accountability and streamlined decision making
- **Dedicated boards** allowing focus on relevant domain expertise

Financial

- **Greater capital allocation flexibility** to support strategic imperatives, including M&A
- **Distinct and compelling** investment profiles
- **Pure play businesses** can be compared to relevant peer sets

Creating Two Independent, Pure Play Public Companies

New KBR (comprising STS)

$2.2B	~22%	$3.7B
TTM Q2'25 Revenues	TTM Q2'25 Adj. EBITDA Margin[1]	Q2'25 Backlog

- Differentiated up-market, IP-protected sustainable technology solutions serving energy and infrastructure end markets globally
- Diverse portfolio with 85+ technologies; scalable with high margin IP
- Resilient business model with revenues tied to both customer CapEx and OpEx funding streams
- ~11K employees[2]; 8K+ engineers

SpinCo (comprising MTS)

$5.8B	~10%	$17.8B
TTM Q2'25 Revenues	TTM Q2'25 Adj. EBITDA Margin[1]	Q2'25 Backlog & Options

- Scaled, pure play global government services solutions provider
- Up-market portfolio aligned to high demand national security and space priorities with growing budgets
- Diversified, long duration contracts and capital light business model support strong, predictable cash flows
- ~20K employees[2]; 6K+ with security clearances (Top Secret / Secret)

[1] TTM Q2'25 Adj. EBITDA margin defined as segment Adj. EBITDA divided by segment Revenues. Segment Adj. EBITDA does not include corporate cost allocations or anticipated standalone costs that may be incurred as an independent company following the spin-off. See Appendix for reconciliation of non-GAAP financial measure to the nearest GAAP measure.
[2] Number of employees excludes unconsolidated joint ventures (JVs) and corporate.

New KBR (STS) – Overview

Transformation complete, creating scaled leader with diverse portfolio of energy and critical infrastructure enablement capabilities and technologies and attractive margin profile

Investment Highlights

- Highly trusted, IP-protected global capabilities with proven commercial delivery track record
- Well-positioned to capture mega-investments in new energy and the emergent Global South
- Attractive Sustainable Technologies margins with disciplined portfolio development and commercialization strategy
- Diversified contracts and low capital intensity support strong free cash flows with deployment optionality
- Cycle-resistant with revenues tied to both customer CapEx and OpEx funding streams
- Digital delivery platform enables a new level of operational excellence
- Strong track record of accretive business transformations and international joint ventures

Business Overview

$2.2B TTM Q2'25 Revenues	**$479M** TTM Q2'25 Adj. EBITDA[1]	**~22%** TTM Q2'25 Adj. EBITDA Margin[1]
1.0x TTM Q2'25 Book-to-Bill[2]	**85+** Proprietary Technologies	**80+** Locations

TTM Q2'25 Adj. EBITDA By Business


24%
76%
Sustainable Solutions
Sustainable Technologies

TTM Q2'25 Revenues By Geography


12%
42%
22%
24%
Europe / Middle East
U.S.
Australia / Asia
Other

[1] TTM Q2'25 Adj. EBITDA margin defined as STS Adj. EBITDA divided by STS Revenues. STS Adj. EBITDA does not include corporate cost allocations. See Appendix for reconciliation of non-GAAP financial measure to the nearest GAAP measure. [2] Book-to-Bill excludes the Plaquemines LNG project.

New KBR (STS) – Capabilities

Delivering programs across the full lifecycle and bringing sustainable technology solutions to our customers globally

Sustainable Solutions

- ✓ Strategic Planning & Advisory
- ✓ Design & Engineering
- ✓ Project Management Consultancy
- ✓ Complex Program Development
- ✓ Machine Learning Enhanced Schedule Operations
- ✓ Procurement & Construction Management
- ✓ Critical Infrastructure

Sustainable Technologies

- ✓ Concept & Feasibility Studies
- ✓ Proprietary Technology Licensing
- ✓ Proprietary Equipment & Catalyst
- ✓ Technology-led Industrial Solutions
- ✓ Efficiency Improvement & Emission Reductions



Consulting



Infrastructure Services



Clean Ammonia Technology



Catalytic Olefins Technology (K-COT™)

Selected Customers

aramco

LYB LyondellBasell

bp

ENERGY TRANSFER

VENTURE GLOBAL LNG

Delivering Solutions, Changing the World.®

SpinCo (MTS) – Overview

Scaled leader in mission-critical solutions for global government customers with deep domain expertise

Investment Highlights

- Scaled, highly trusted, pure play government services provider for global customers
- Portfolio of mission-critical solutions aligned to high demand national security and space priorities with growing budgets driven by secular trends
- Deep domain expertise and proven digital / engineering capabilities position MTS as a leading vendor-agnostic integrator to customers
- Diversified, long duration contracts and capital light business model support strong, predictable cash flows
- Enhanced, higher-end solutions supports further margin expansion opportunity
- Strong track record of successful, accretive M&A to expand capabilities and broaden customer base

Business Overview

$5.8B TTM Q2'25 Revenues	**$571M** TTM Q2'25 Adj. EBITDA[1]	**~10%** TTM Q2'25 Adj. EBITDA Margin[1]
0.9x TTM Q2'25 Book-to-Bill[2]	**$17.8B** Backlog & Options[2]	**80+** Locations

TTM Q2'25 Revenues By Business



20%
25%
55%

- Defense & Intel
- Readiness & Sustainment
- Science & Space

TTM Q2'25 Revenues By Geography



4%
2%
28%
66%

- U.S.
- Europe / Middle East
- Australia / Asia
- Other

[1] TTM Q2'25 Adj. EBITDA margin defined as MTS Adj. EBITDA divided by MTS Revenues. MTS Adj. EBITDA does not include corporate cost allocations or anticipated standalone costs that may be incurred as an independent company following the spin-off. See Appendix for reconciliation of non-GAAP financial measure to the nearest GAAP measure. [2] Book-to-Bill excludes long-term UK PFIs (private financed initiatives).

SpinCo (MTS) – Capabilities

Portfolio aligned to high demand national security, space and defense priorities with growing budgets

Defense & Intel

- ✓ National Security Space
- ✓ Connected Battlespace
- ✓ Defense Modernization
- ✓ Electronic Warfare & Prototyping
- ✓ Next Gen Consulting (Frazer-Nash)
- ✓ UK and AUS Defense



Advanced intelligence, surveillance, reconnaissance

Science & Space

- ✓ Mission IT
- ✓ Health & Human Performance
- ✓ Space Operations
- ✓ Digital Solutions for Federal Civilian agencies



Human spaceflight support

Readiness & Sustainment

- ✓ Base Operations and Global Logistics
- ✓ AI/ML Enabled Asset Management
- ✓ Supply Chain Management



Management of land based and afloat prepositioned stock

Selected Customers

Ministry of Defence

(U.K. Ministry of Defence)

(Australian Defence Force)

Related Executive Leadership Updates

In connection with the decision to form two independent, publicly traded companies, KBR is announcing the following executive leadership updates:



- Post-spin, **Stuart Bradie** will serve as New KBR Chair, President and CEO



- **Mark Sopp**, current EVP and CFO, will transition into a newly created role overseeing the team responsible for the successful spin-off of MTS



- **Shad Evans**, current SVP of Financial Operations, will serve as KBR CFO, effective January 5th, 2026, and as New KBR CFO post-spin
- Prior to current role, served as SVP and CFO of STS, and before that as SVP of Finance Operations and CAO

The Board of Directors has engaged a leading executive search firm to identify CEO and CFO candidates to lead SpinCo

Transaction Overview and Summary

Structure	• Transaction intended to be tax-free to KBR and its shareholders for U.S. federal income tax purposes
Timing	• Expected to close mid-to-late 2026; subject to final approval by KBR's Board of Directors and other customary conditions
Capital Structure	• Both entities expected to be positioned with strong balance sheets capable of supporting capital allocation policies appropriate for their respective strategic priorities
Next Steps	• Plan to share key milestones along the way • Investor days to be held for each company prior to spin-off completion

- **Culmination of Decade-long Transformation**
- **Logical, Strategic Next Step; Exciting Time in KBR Journey**
- **Focused and Committed to Generating Long-term Shareholder Value**

Appendix

NON-GAAP RECONCILIATION

Adjusted EBITDA - KBR

	FY 2015	TTM Q2'25
Net income attributable to KBR	**$203**	**$365**
Net (income) loss from discontinued operations, net of tax	—	53
Net (loss) income attributable to noncontrolling interest included in discontinued operations	—	(18)
Net income attributable to KBR from continuing operations	**$203**	**$400**
Interest expense	6	163
Other non-operating expense	—	4
Provision for income taxes	86	136
Depreciation and amortization	39	171
Acquisition, integration and other	—	27
Legacy legal fees and settlements	—	26
Ichthys commercial dispute cost	—	8
Adjusted EBITDA - KBR	**$334**	**$935**

Note: The Company's segment reporting changed effective for FY2025 (MTS/STS); TTM Q2'25 Adj. EBITDA gives effect to the change in segment reporting.
Results are presented as continuing operations only. Refer to Note 17 "Discontinued Operations" in our Form 10-Q for the quarter ended July 4, 2025, for further details.

NON-GAAP RECONCILIATION

Adjusted EBITDA - Segment

	TTM Q2'25
Operating income - MTS	**$427**
Net loss attributable to noncontrolling interests included in continuing operations	—
Depreciation and amortization	113
Acquisition, integration and other	5
Legacy legal fees and settlements	26
Adjusted EBITDA - MTS	**$571**
Operating income - STS	**$446**
Net loss attributable to noncontrolling interests included in continuing operations	(6)
Depreciation and amortization	29
Acquisition, integration and other	2
Ichthys commercial dispute cost	8
Adjusted EBITDA - STS	**$479**

Note: The Company's segment reporting changed effective for FY2025 (MTS/STS); TTM Q2'25 Adj. EBITDA gives effect to the change in segment reporting.
Results are presented as continuing operations only. Refer to Note 17 "Discontinued Operations" in our Form 10-Q for the quarter ended July 4, 2025, for further details.